Fiscal second quarter 2020 financial results April 23, 2020

PLEXUS CORP. Safe harbor and fair disclosure statement Any statements made during our call today and information included in the supporting material that is not historical in nature, such as statements in the future tense and statements that include "believe," "expect," "intend," "plan," "anticipate," and similar terms and concepts, are forward-looking statements. Forward-looking statements are not guarantees since there are inherent difficulties in predicting future results, and actual results could differ materially from those expressed or implied in the forward- looking statements. For a list of factors that could cause actual results to differ materially from those discussed, please refer to the Company’s periodic SEC filings, particularly the risk factors in our Form 10-K filing for the fiscal year ended September 28, 2019, as supplemented by our form 8-K filed with the SEC yesterday, and the Safe Harbor and Fair Disclosure statement in yesterday’s press release. Plexus provides non-GAAP supplemental information, such as ROIC, economic return, and free cash flow, because those measures are used for internal management goals and decision making, and because they provide additional insight into financial performance. In addition, management uses these and other non-GAAP measures, such as adjusted operating income, adjusted operating margin, adjusted net income, and adjusted earnings per share, to provide a better understanding of core performance for purposes of period-to-period comparisons. For a full reconciliation of non-GAAP supplemental information please refer to yesterday’s press release and our periodic SEC filings. 2

PLEXUS CORP. Fiscal second quarter results Q2F20 Results Q1F20 Results Revenue ($ millions) $767 $852 GAAP Diluted EPS $0.43(1) $1.03 Non-GAAP Diluted EPS $0.61(1)(2) $1.00 • Revenue and EPS negatively impacted by COVID-19 constraints • Penang operated at ~40% of capacity final three weeks of the quarter • Other sites near full staffing capacity • Non-GAAP EPS excluded $0.18 due to previously announced Boulder Design Center closure • EPS results include $0.14 of costs directly related to impact of COVID-19 (1) Includes $0.19 stock-based compensation expense (2) Excludes $5.4 million of restructuring costs, net of tax 3

PLEXUS CORP. PLEXUS INTERNAL USE ONLY

PLEXUS CORP. Committed to meeting the essential needs of our team and customers Well-defined crisis management protocol: • Global executive meetings focused on best practices and needs of our employees and customers • Executive steering committee sets priorities and policies • Regional teams drive action • Implemented travel restrictions prior to government regulations • Supporting our team by performing temperature screenings and providing face coverings • Providing regular communications and resource hub to all team members • Site-specific decontamination plans in place, which have been successfully implemented Striving to ensure our facilities are the safest place employees can be when away from their homes 5

PLEXUS CORP. Leading through uncertainty Focused on the future, despite COVID-19 • Healthy manufacturing wins of $248M in our second quarter • $102M of Healthcare/Life Sciences wins • Currently ramping five programs across the US and Europe associated with ventilators for COVID-19 testing • Focused on meeting the needs of our existing and new customers • Upside demand from multiple customers for existing programs that support emergency medical applications We’ll help you create the products that build a better world. 6

PLEXUS CORP. Fiscal 2020 third quarter guidance REVENUE GUIDE • End markets are highly volatile • Strength in HC/LS, semi-cap and defense Q3F20 Guidance • Aerospace weak. I/C and COMM mixed • Output at all sites near full capacity Revenue $790 to $830 million GAAP Diluted EPS $0.72 to $0.82* EPS GUIDE • Impacted by inefficiencies due to COVID-19 • Operating margin of 3.8% to 4.2% • Non-recurring charges not anticipated * Includes $0.21 of stock-based compensation expense and excludes any non-recurring charges. 7

PLEXUS CORP. Operational status of global facilities GOVERNMENTAL RESTRICTIONS DUE TO COVID-19 AMER REGION • Government requirements impact all regions in which • Efficiently managed facility decontamination we operate • Permission to operate in all geographies EMEA REGION NON-PRODUCTION WORKFORCE • No significant issues to date • Required to work from home EMPLOYEE HEALTH & SAFETY APAC REGION • Implementation of social distancing • China overcame Q2F20 COVID-19 challenges • Work-from-home requirements • Malaysian Movement Control Order in effect • Restricted access to our buildings • Adjusting shift patterns, improving productivity and • Modified shift patterns in manufacturing facilities optimizing work-from-home to achieve near full production • Physical reconfiguration of work spaces • Partnering with suppliers for continuity of supply • Physical layout changes to common spaces 8

PLEXUS CORP. Performance by sector Q2F20 Q1F20 Q3F20 Expectations Q2F20 vs. Q1F20 Apr 4, 2020 Jan 4, 2020 (percentage points) Healthcare and Life Sciences $271 35% $312 37% - 13% Up >20% Industrial and Commercial $287 37% $310 36% - 7% Down high single Aerospace and Defense $157 21% $172 20% - 9% Down high single Communications $52 7% $58 7% - 10% Up almost 30% Total Revenue $767 100% $852 100% - 10% Revenue in millions 9

PLEXUS CORP. Manufacturing wins Q2F20 wins: $248M New programs: 36 TFQ Trailing Four Quarters (TFQ) Manufacturing Wins $844M $1,000 50% $900 45% $800 40% $700 35% $600 30% Goal $500 25% 25% $400 20% % of TFQ Sales% of New Wins $M $300 15% $200 10% $100 5% $0 0% Q2F19 Q3F19 Q4F19 Q1F20 Q2F20 TFQ Wins TFQ Wins % of TFQ Sales New Wins 10

PLEXUS CORP. AMER 160 154 100% 140 132 118 80% 120 89 85 100 60% Manufacturing wins by region 80 60 40% 40 20% Revenue ($ ($ millions) Revenue 20 - 0% Q2F19 Q3F19 Q4F19 Q1F20 Q2F20 Revenue % TFQ of Wins TFQ Revenue TFQ Wins % of TFQ Revenue (MFG) EMEA $62M AMER APAC $85M 160 100% 140 80% 120 101 Q2F20 100 77 60% 80 70 59 64 60 40% 40 20% APAC ($ millions) Revenue 20 $101M - 0% Q2F19 Q3F19 Q4F19 Q1F20 Q2F20 Revenue % TFQ of Wins TFQ Revenue TFQ Wins % of TFQ Revenue (MFG) EMEA 80 100% AMER: wins include program directly involved in the fight against of COVID-19 70 62 80% 60 APAC: team’s ability to deliver rewarded with market share gains 50 60% 40 39 EMEA: co-designed Life Sciences product will be produced in Romania 30 14 40% 20 16 11 20% Revenue ($ ($ millions) Revenue 10 - 0% Q2F19 Q3F19 Q4F19 Q1F20 Q2F20 TFQ Wins as % of TFQ Revenue % TFQ as of Wins TFQ Revenue TFQ Wins % of TFQ Revenue (MFG) 11

PLEXUS CORP. Manufacturing wins by sector A/D $60M Healthcare and Life Sciences Industrial and Commercial 140 60% 140 60% HC/LS 114 120 50% 120 50% $102M 89 85 102 100 100 52 40% 82 40% Q2F20 80 80 54 COMM 30% 44 60 30% 60 60 $26M 20% 33 20% 40 40 10% 10% Revenue ($ millions) Revenue ($ millions) 20 20 - 0% - 0% TFQTFQof Wins Revenue % I/C Q2F19 Q3F19 Q4F19 Q1F20 Q2F20 TFQTFQof Wins Revenue % Q2F19 Q3F19 Q4F19 Q1F20 Q2F20 $60M Revenue TFQ Wins % of TFQ Revenue (MFG) Revenue TFQ Wins % of TFQ Revenue (MFG) Aerospace and Defense Communications HC/LS adds large Life Sciences program 140 60% 140 60% 120 120 50% 100 50% 100 100 I/C grows market share with customers 56 60 40% 40% 80 80 30% 30% 60 60 20% 35 20% A/D wins significant Space program 40 40 20 17 21 26 24 17 10% 10% Revenue ($ millions) Revenue ($ millions) 20 20 - 0% - 0% COMM expand customer relationship TFQTFQof Wins Revenue % Q2F19 Q3F19 Q4F19 Q1F20 Q2F20 TFQTFQof Wins Revenue % Q2F19 Q3F19 Q4F19 Q1F20 Q2F20 Revenue TFQ Wins % of TFQ Revenue (MFG) Revenue TFQ Wins % of TFQ Revenue (MFG) 12

PLEXUS CORP. Manufacturing funnel Funnel of Qualified Manufacturing Opportunities 3,500 3,000 A/D 2,557 2,563 2,456 2,394 $499M 2,500 2,382 2,000 COMM $96M Q2F20 HC/LS 1,500 $1,344M I/C 1,000 Revenue ($ ($ millions) Revenue $455M 500 - Q2F19 Q3F19 Q4F19 Q1F20 Q2F20 Qualified manufacturing funnel continues to be healthy at $2.4B 13

PLEXUS CORP. Income statement Q2F20 Comments Revenue $767 million Sequentially lower 10% Gross margin 8.0% Sequentially lower 130 basis points Selling & administrative expenses $38.2 million Consistent with expectations Operating margin 2.2% Includes $6.0 million of restructuring charges Adjusted operating margin Includes approximately 75 basis points of stock based compensation 3.0% excluding restructuring charges expense Non-operating expenses $3.1 million Improved from expectations GAAP diluted EPS $0.43 Includes $0.18 related to restructuring activities Non-GAAP diluted EPS $0.61 14

PLEXUS CORP. Balance sheet and cash flow Q2F20 Comments ~ 225,000 at an average price of $58.57 per share, indefinitely Share repurchases $13.2 million suspended in March due to COVID-19 Cash used in operations: $29 million Free cash flow ($46) million Capital expenditures: $17 million Cash balance $227 million Sequentially lower $28 million Total debt $294 million Gross debt to EBITDA ratio of 1.5 times Cash cycle days 87 days Sequentially higher 16 days 15

PLEXUS CORP. Working capital trends 120 100 80 60 Days 40 20 - Q3F18 Q4F18 Q1F19 Q2F19 Q3F19 Q4F19 Q1F20 Q2F20 Net Cash Cycle Days Inventory Days Contract Asset Days A/R Days A/P Days Customer Deposit Days Q3F18 Q4F18 Q1F19 Q2F19 Q3F19 Q4F19 Q1F20 Q2F20 Inventory Days 105 104 105 102 95 87 87 99 Contract Asset Days 10 10 12 10 12 13 A/R Days 48 47 51 51 52 55 49 55 A/P Days 66 66 68 61 54 55 61 62 Customer Deposit Days 14 12 15 16 16 17 16 18 Net Cash Cycle Days 73 73 83 86 89 80 71 87 16

PLEXUS CORP. Fiscal third quarter 2020 guidance Guidance Revenue $790 to $830 million GAAP diluted EPS $0.72 to $0.82 Gross margin 8.2% to 8.6% SG&A $35.0 to $36.0 million Operating margin 3.8% to 4.2% Depreciation and amortization Approximately $14 million Non-operating expenses $4.8 to $5.2 million Effective tax rate 15% to 17%* Diluted weighted average shares outstanding Approximately 30 million Cash cycle days 82 to 86 days * Fiscal year 2020 tax rate anticipated to be 12% to 14%. 17

Q&A Thank you. 18